EXHIBIT 99.1

                                                          Corporate Headquarters
                                                      5333 Westheimer, Suite 600
                                                            Houston, Texas 77056

                                                    NEWS RELEASE
                                                    Contact: Jon C. Biro
                                                             Eileen Ketchum

                                                    Phone:   713-351-4100
                                                    Fax:     713-335-2222
                                                    Website: www.icopolymers.com
                                                    Pages:   5
--------------------------------------------------------------------------------

             ICO, INC. ANNOUNCES FISCAL 2003 SECOND QUARTER RESULTS

     HOUSTON, TEXAS, May 9, 2003 - ICO, Inc. (NASDAQ:ICOC) announced second quarter fiscal year 2003 financial results today. For the quarter, ICO reported revenues of $53,504,000, EBITDA (see "Reconciliation of Selected Financial Data" below) of $902,000 and an operating loss of $1,391,000. Net loss from continuing operations was $1,683,000 or $.07 per share. Including discontinued operations, net loss was $1,651,000 or $.07 per share.

     Compared to the second quarter of fiscal 2002, revenues increased $11,666,000 or 28%. The year-over-year revenue increase for the quarter was caused primarily by an increase in product sales volumes, the strengthening of the Euro and other foreign currencies (which increased revenues by $4,100,000), offset by a decline in toll service revenues. Building upon the momentum of the first quarter, second quarter fiscal 2003 product sales volumes of ICORENETM rotational molding powders increased 49% compared to the same quarter last year and revenues from these sales increased $10,100,000 or 71%. Toll processing service volumes declined 26% compared to the same quarter last year. Overall tonnage (representing combined product sales and toll service volumes) declined 3%, the lowest year-over-year quarterly decline in two years. Gross margin (see "Reconciliation of Selected Financial Data" below) declined to 18.6% in the second quarter 2003 compared to 21.1% during the quarter ended March 31, 2002 primarily due to a change in revenue mix as product sales revenues increased and toll service revenues declined. Service revenues generally provide higher profit margins because, unlike product sales, the Company does not purchase raw materials for these transactions. The change in revenue mix was particularly pronounced within the Company's European and North American operations. Weak operating performance of the Company's Italian and Swedish operations also contributed to the decline in gross margins. Strong results generated by the Company's Asian operations partially offset the adverse impact of the factors discussed above. Despite the decline in gross margins, gross profit increased $1,147,000 or 13% compared to the same quarter last year. The strengthening Euro and other foreign currencies caused $700,000 of this change, with the remaining change due to the increase in revenues.

     Sales, general and administrative expenses increased $1,046,000 or 13% during the second quarter of fiscal 2003, compared to the second quarter of fiscal 2002. As a percentage of revenues, sales, general and administrative expenses were 16.9% during the quarter, compared to 19.1% during the second quarter of fiscal 2002. Excluding the reimbursement of proxy contest expenses of $746,000 incurred during the second quarter of fiscal 2002, sales, general and administrative expenses were 17.3% of revenues. The $1,046,000 increase in sales, general and administrative expenses was due to the strengthening of the Euro and other foreign currencies relative to the U.S. Dollar ($500,000 of the increase) and an increase in sales and marketing expenses relating to the Company's effort to increase product sales revenues. The lack of proxy contest expenses during fiscal 2003 partially offset these sales, general and administrative increases. Operating loss declined from a loss of $1,726,000 during the second quarter of 2002 to a loss of $1,391,000. In addition to the effects of the increase in gross profit and the increase in selling, general and administrative expenses, operating loss declined due to lower amortization expenses. Amortization expense declined primarily due to the Company's adoption of SFAS 142 "Goodwill and Other Intangible Assets", effective October 1, 2002. Net interest expense declined $2,637,000 or 80% to $642,000 due to the repayment of $104,500,000 of the Company's 10 3/8% Senior Notes due 2007, during the first quarter of fiscal 2003.

     Compared to the quarter ended December 31, 2002, revenues improved $8,256,000 or 18%. The improvement was due in large part to typical seasonal factors, particularly in Europe, as both product and toll service volumes increased. Greater volumes resulted in improved operating leverage and caused gross margins to increase from 16.2%, during the first quarter of fiscal year 2003 to 18.6%, during the second quarter of fiscal 2003. Improved gross margins on higher revenues produced greater gross profit which increased $2,637,000 or 36% to $9,957,000 during the second quarter. Due to these changes and lower interest expenses, operating loss declined to a loss of $1,391,000 compared to the first quarter fiscal 2003 loss of $2,980,000.

     During the second quarter, cash balances declined $4,060,000. The decline was due to capital expenditures of $3,000,000 and an increase in accounts receivable and inventory, offset by an increase in accounts payable and the receipt of cash for the working capital purchase price adjustment, relating to the sale of substantially all of the Company's oilfield service business.

     Through its ICO Polymers, Inc. subsidiary, ICO, Inc. engineers and produces specialty polymer powders for the rotational molding industry, produces specialty concentrates for the film industry, and provides other polymer processing services. ICO Polymers operates from 21 locations in ten countries worldwide.

     This press release contains forward-looking statements, which are not statements of historical facts and involve certain risks, uncertainties and assumptions. These include, but are not limited to, demand for the Company's services and products, business cycles and other industry conditions, prices of commodities, international risks, operational risks, strategic alternatives available to the Company, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2002 and its other filings with the Securities and Exchange Commission. Should one of more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

                                    ICO, INC.
                       CONSOLIDATED STATEMENT OF OPERATIONS
         (UNAUDITED AND IN THOUSANDS, EXCEPT SHARE DATA AND PERCENTAGES)


                                                                                 THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                                 MARCH 31,     DECEMBER 31,      MARCH 31,
                                                                              2003      2002      2002       2003       2002
                                                                            --------  --------  ---------  ---------  --------
 Revenues. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $53,504   $41,838   $ 45,248   $ 98,752   $84,708
 Cost of sales and services. . . . . . . . . . . . . . . . . . . . . . . .   43,547    33,028     37,928     81,475    68,681
                                                                            --------  --------  ---------  ---------  --------
 Gross Profit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,957     8,810      7,320     17,277    16,027

      Selling, general and administrative expense. . . . . . . . . . . . .    9,026     7,980      8,023     17,049    14,702
      Stock option compensation expense. . . . . . . . . . . . . . . . . .       29         -         63         92         -
      Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,237     2,042      2,084      4,321     4,057
      Amortization of intangibles. . . . . . . . . . . . . . . . . . . . .       56       514        130        186     1,031
                                                                            --------  --------  ---------  ---------  --------
 Operating loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,391)   (1,726)    (2,980)    (4,371)   (3,763)
 Other income (expense):
      Interest income. . . . . . . . . . . . . . . . . . . . . . . . . . .       24       113        250        274       288
      Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . .     (666)   (3,392)    (1,786)    (2,452)   (6,808)
      Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1       475        519        520       964
                                                                            --------  --------  ---------  ---------  --------
 Loss from continuing operations before income
      taxes and cumulative effect of change in accounting principle. . . .   (2,032)   (4,530)    (3,997)    (6,029)   (9,319)
 Benefit for income taxes. . . . . . . . . . . . . . . . . . . . . . . . .     (349)   (1,552)    (1,163)    (1,512)   (2,054)
                                                                            --------  --------  ---------  ---------  --------
 Loss from continuing operations before cumulative
      effect of change in accounting principle . . . . . . . . . . . . . .   (1,683)   (2,978)    (2,834)    (4,517)   (7,265)
 Income from discontinued operations, net of provision (benefit) for
      income taxes of $224, $1,111, $66, $290 and $1,591, respectively . .       32     1,675        516        548     2,377
                                                                            --------  --------  ---------  ---------  --------
Net loss before cumulative effect of change in accounting principle. . . .   (1,651)   (1,303)    (2,318)    (3,969)   (4,888)
Cumulative effect of change in accounting principle, net of
   benefit for income taxes of $0, $0, $(580), $(580) and $0 . . . . . . .        -         -    (28,863)   (28,863)        -
                                                                            --------  --------  ---------  ---------  --------

 Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(1,651)  $(1,303)  $(31,181)  $(32,832)  $(4,888)

 Preferred dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .        -      (544)      (544)      (544)   (1,088)
                                                                            --------  --------  ---------  ---------  --------

 Net loss applicable to common stock . . . . . . . . . . . . . . . . . . .  $(1,651)  $(1,847)  $(31,725)  $(33,376)  $(5,976)
                                                                            ========  ========  =========  =========  ========

 Basic and diluted income (loss) per share:
      Loss from continuing operations before cumulative effect of
            change in accounting principle . . . . . . . . . . . . . . . .   ($0.07)   ($0.15)    ($0.14)    ($0.20)   ($0.35)
      Income from discontinued operations. . . . . . . . . . . . . . . . .        -      0.07       0.02       0.02      0.10
                                                                            --------  --------  ---------  ---------  --------
      Net loss before cumulative effect of change in accounting principle.   ($0.07)   ($0.08)    ($0.12)    ($0.18)   ($0.25)
      Cumulative effect of change in accounting principle. . . . . . . . .        -         -      (1.17)     (1.17)        -
                                                                            --------  --------  ---------  ---------  --------
      Basic and diluted net loss per common share. . . . . . . . . . . . .   ($0.07)   ($0.08)    ($1.29)    ($1.35)   ($0.25)
                                                                            ========  ========  =========  =========  ========

 Earnings (loss) from continuing operations before interest, taxes, depreciation, amortization, and cumulative effect
      of change in accounting principle (a). . . . . . . . . . . . . . . .  $   902   $   830      ($766)  $    136   $ 1,325
                                                                            ========  ========  =========  =========  ========

Gross Margin (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18.6%     21.1%      16.2%      17.5%     18.9%

(a)  See "Reconciliation  of  Selected  Financial  Data"

                                    ICO, INC.
                    RECONCILIATION OF SELECTED FINANCIAL DATA
                        (IN THOUSANDS, EXCEPT PERCENTAGES)


Disclosure  of  Non-GAAP  Financial  Measures

On March 28, 2003, Regulation G and related amendments to SEC disclosure rules became effective. The new rules will apply whenever a company publicly discloses or releases material information that includes a non-GAAP financial measure.

The Company believes that their presentation complies with both the letter and spirit of the new regulations and augments its efforts to continue to provide full and fair disclosure to the financial community. In addition, the Company has provided a reconciliation of all non-GAAP financial information that it discloses to the most comparable GAAP measures below.



                                         THREE MONTHS ENDED             SIX MONTHS ENDED
                                     MARCH 31,         DECEMBER 31,         MARCH 31,
                                  2003         2002        2002         2003         2002
                               -----------  ---------  -----------  ------------  ---------
 Revenues . . . . . . . . . .  $   53,504   $ 41,838   $   45,248   $    98,752   $ 84,708
 Cost of sales and services .      43,547     33,028       37,928        81,475     68,681
                               -----------  ---------  -----------  ------------  ---------
 Gross Profit . . . . . . . .  $    9,957   $  8,810   $    7,320   $    17,277   $ 16,027

 Gross Margin (a). .  . . . .        18.6%      21.1%        16.2%         17.5%      18.9%
                               ===========  =========  ===========  ============  =========



                                           THREE MONTHS ENDED             SIX MONTHS ENDED
                                     MARCH 31,         DECEMBER 31,         MARCH 31,
                                  2003         2002        2002         2003         2002
                               -----------  ---------  -----------  ------------  ---------

 Operating loss . . . . . . .     ($1,391)   ($1,726)     ($2,980)      ($4,371)   ($3,763)
 Amortization of intangibles.          56        514          130           186      1,031
 Depreciation . . . . . . . .       2,237      2,042        2,084         4,321      4,057
                               -----------  ---------  -----------  ------------  ---------

EBITDA (b). . . . . . . . . .  $      902   $    830        ($766)  $       136   $  1,325
                               ===========  =========  ===========  ============  =========


(a) Gross margin equals gross profit (defined as revenues less cost of sales and services) divided by revenues and the Company believes gross margin is an indicator of the Company's operating performance.

(b) "EBITDA" equals operating loss plus depreciation and amortization. EBITDA should not be considered as an alternative to net income or any other generally accepted accounting principles measure of performance as an indicator of the Company's operating performance or as a measure of liquidity. The Company believes EBITDA is a widely accepted financial indicator of a company's ability to service debt. Because EBITDA excludes some, but not all items that affect net income, such measure varies among companies and may not be comparable to EBITDA as used by other companies.

                                    ICO, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                         MARCH 31,    SEPTEMBER 30,
                                                                           2003           2002
                                                                        -----------  ---------------
 ASSETS
----------------------------------------------------------------------
 Current assets:
   Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .  $    2,718   $      129,072
   Trade accounts receivables (less allowance for doubtful
        accounts of $1,859 and $1,695 respectively). . . . . . . . . .      44,764           39,498
   Inventories (less inventory reserve of $581 and $502, respectively)      26,431           19,367
   Prepaid expenses and other. . . . . . . . . . . . . . . . . . . . .       8,959           11,603
   Oilfield Services assets held for sale. . . . . . . . . . . . . . .       4,154            2,783
                                                                        -----------  ---------------
     Total current assets: . . . . . . . . . . . . . . . . . . . . . .      87,026          202,323
                                                                        -----------  ---------------


 Property, plant and equipment, net. . . . . . . . . . . . . . . . . .      65,781           62,607
 Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,974           36,669
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,366            3,082
                                                                        -----------  ---------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . .  $  162,147   $      304,681
                                                                        ===========  ===============

 LIABILITIES, STOCKHOLDERS' EQUITY AND
 ACCUMULATED OTHER COMPREHENSIVE LOSS
----------------------------------------------------------------------
 Current liabilities:
   Short-term borrowings and current portion of long-term debt . . . .  $    8,259   $        7,361
   Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . .      25,040           19,062
   Accrued interest. . . . . . . . . . . . . . . . . . . . . . . . . .         400            4,006
   Accrued salaries and wages. . . . . . . . . . . . . . . . . . . . .       2,730            2,319
   Income tax payable. . . . . . . . . . . . . . . . . . . . . . . . .       1,606            8,247
   Other accrued expenses. . . . . . . . . . . . . . . . . . . . . . .       8,800            8,760
   Oilfield Services liabilities held for sale and retained. . . . . .       2,646            6,629
                                                                        -----------  ---------------
     Total current liabilities . . . . . . . . . . . . . . . . . . . .      49,481           56,384
                                                                        -----------  ---------------

 Deferred income taxes . . . . . . . . . . . . . . . . . . . . . . . .       5,494            6,525
 Long-term liabilities . . . . . . . . . . . . . . . . . . . . . . . .       1,549            1,406
 Long-term debt, net of current portion. . . . . . . . . . . . . . . .      23,742          128,877
                                                                        -----------  ---------------
     Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .      80,266          193,192
                                                                        -----------  ---------------

 Commitments and Contingencies:
 Stockholders' equity:
      Preferred stock, without par value- 345,000 shares
           authorized; 322,500 shares issued and outstanding with
           a liquidation preference of $32,250 . . . . . . . . . . . .          13               13
      Undesignated preferred stock, without par value-
           105,000 shares authorized; 0 shares issued and outstanding.           -                -
      Junior participating preferred stock, without par value- 50,000
           shares authorized; 0 shares issued and outstanding. . . . .           -                -
      Common stock, without par value- 50,000,000 shares
           authorized; 24,886,076 and 24,450,345 shares issued
           and outstanding, respectively . . . . . . . . . . . . . . .      43,253           42,674
      Additional paid-in capital . . . . . . . . . . . . . . . . . . .     103,248          103,157
      Accumulated other comprehensive loss . . . . . . . . . . . . . .      (6,510)          (9,608)
      Accumulated deficit. . . . . . . . . . . . . . . . . . . . . . .     (58,123)         (24,747)
                                                                        -----------  ---------------
     Total stockholders' equity. . . . . . . . . . . . . . . . . . . .      81,881          111,489
                                                                        -----------  ---------------
     Total liabilities and stockholders' equity. . . . . . . . . . . .  $  162,147   $      304,681
                                                                        ===========  ===============